UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

Synaptogenix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40458	46-1585656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor
New York, New York 10036
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (973) 242-0005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SNPX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 14, 2023, Synaptogenix, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the holders of 2,923,975 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), or approximately 40.23% of the outstanding shares of Common Stock, were represented at the meeting or by proxy and, therefore, a quorum was present. At the Special Meeting, the stockholders considered one proposal, which is described briefly below and in more detail in the Definitive Proxy Statement on Schedule 14A for the Special Meeting filed by the Company with the U.S. Securities and Exchange Commission on March 27, 2023. The final voting results for the proposal are set forth below.

Proposal – Authorization of Issuance of Common Stock

The Company’s stockholders voted to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of shares of Common Stock underlying shares of convertible preferred stock and warrants issued by the Company pursuant to the terms of that certain Securities Purchase Agreement, dated November 17, 2022, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of Common Stock outstanding before the issuance of such convertible preferred stock and warrants (including the amortization payments made to the holders of convertible preferred stock in the form of issuance of common stock and upon the operation of  anti-dilution provisions contained in such convertible preferred stock and warrants), by the following votes:

Shares Voted For	Shares Voted Against	Abstentions
2,077,004	791,292	55,679

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTOGENIX, INC.

Date: April 14, 2023	By:	/s/ Robert Weinstein
	Name:	Robert Weinstein
	Title:	Chief Financial Officer